Kaman Corporation (NASDAQ-GS: KAMN)
Kaman Corporation (NASDAQ-GS: KAMN)
Investor Presentation

August 10, 2011

Investment Summary
 ▪ Significant long-term organic growth opportunities in Aerospace and Industrial Distribution
 ▪ High margin Aerospace business anchored by market leading position in specialty bearings
 ▪ Military platforms in Aerospace provide recurring revenue stream
 ▪ Industrial Distribution business benefiting from industrial sector momentum and gaining scale via recent acquisitions
 ▪ Investing in new product development, new product applications, acquisitions and technology for long-term growth
 ▪ Strong balance sheet to drive growth and strategic initiatives
 ▪ New, experienced management team

Distribution
63%
Aerospace
37%
2010 Sales
▪ Kaman Corporation is a diversified company that conducts
 business in the aerospace and industrial distribution markets
▪ The Company has two segments
 – Industrial Distribution
 • Third largest distributor in the power transmission / motion control market
 • Distributes over four million SKUs to over 50K customers
   via 226 branches
 – Aerospace
 • Manufacturer and subcontractor in the global commercial
 and military aerospace and defense market
 • Diverse customer base of government divisions and blue
 chip customers
▪ Publicly listed on NASDAQ with a market capitalization of
 $870 million as of August 5, 2011
▪ 2010 Sales $1.3 billion; 4,300 Employees
Corporate Overview
(1) Operating profit after depreciation and before interest and corporate charges
Distribution
31%
Aerospace
69%
2010 Segment
Operating Income (1)

	H1 2010	H1 2011	Change
Sales	$ 594	$ 763	+ 28.5%
Earnings per share	$ 0.30	$ 0.95(1)	+ 216.7%
Free cash flow	$ 5.4	$ (6.4)	- 218.5%
Market capitalization	$ 572	$ 955	+ 67.0%
Price per share	$ 22.07	$ 36.36	+ 64.7%
(In millions except per share amounts)
(1) Adjusted - excludes $2.4 million pretax ($0.07 per share, net of tax) adjustment associated with the death of a former executive
Key Metrics

▪ Acquisitions and expansions
 – Industrial Distribution
 • Acquired Minarik Corporation of Glendale, CA, a national
 distributor of motion control and automation products
 • Acquired Allied Bearings Supply Company of Tulsa, OK
 • Acquired the assets of Fawick de Mexico, S.A. de C. V. of Mexico
 City, Mexico
 – Aerospace
 • Acquired Global Aerosystems, LLC, a provider of aerostructure engineering design analysis and FAA certification services to the aerospace industry
 • Opened a new, state of the art manufacturing facility in
 Chihuahua, Mexico
Recent Significant Events

Recent Significant Events
▪ Contract Awards
 – Since March 2010 awarded purchase orders for JPF fuzes totaling
 $177 million
 – Awarded a contract with a potential value in excess of $60 million to manufacture cabins for the AH-1Z attack helicopter
 – Awarded a contract from Bombardier to manufacture composite doors for the Learjet 85 business jet
 – Team K-MAX awarded a $45.8 million contract for the evaluation of unmanned aircraft systems for the USMC
▪ Financing
 – Completed new four-year $275 million revolving credit facility (re-
 priced June 2011)
 – Completed $115 million offering of 3.25% convertible senior notes due 2017
 – S&P reaffirmed Kaman’s BBB- investment grade credit rating

AEROSPACE
2010 Sales $487 Million

Aerospace
OBJECTIVE:
 ▪ $1 billion in sales by 2014 / margins in the “high teens”
STRATEGY:
 ▪ DEPTH - Size/financial strength to address larger, integrated work packages from primes/OEM’s and Tier 1’s
 ▪ DIVERSITY - More balanced portfolio thru increased commercial content
 ▪ DIFFERENTIATION - Continue to move from build-to-print to design-
 and-build for higher margins and more defensible positions

Aerospace Sales
Business/
Regional
3%
Defense
72%
Commercial
25%
Based on 2010 Sales

Fixed trailing edge
Fuel tank access doors
Top covers
Red denotes bearing products
Nose landing gear
Rudder
Main landing gear
Flaps
Horizontal stabilizer
Door assemblies
Engine/thrust reverser
Aircraft Programs/Capabilities
Flight controls
Doors

Manufacture of cockpit
Blade erosion coating
Manufacture and assembly
of tail rotor pylon
Manufacture, sub assembly
and joining of fuselage
Blade manufacture,
repair and overhaul
Driveline couplings
Bushings
Flight control bearings
Aircraft Programs/Capabilities
Red denotes bearing products

Aerospace - Budget Impact on Military
Programs
 ▪ Backlog is comprised largely of programs that are unaffected by the proposed near-term budget cuts
 – UH-60 BLACK HAWK Program
 – Joint Programmable Fuze
 – Joint Strike Fighter
 – A-10
 – AH-1Z
 ▪ C-17 has a firm backlog into 2013
 ▪ Canceled programs had minimal overall impact to the company
 – Nuclear ballistic missile defense
 – Naval surface ships
 – F-22
 – Future Combat System

Strong Base Business
 ▪ BLACK HAWK
 ▪ Joint Programmable Fuze (JPF)
 ▪ C-17
 ▪ Boeing and Airbus Commercial
  Platforms

Positioned to Benefit from Ramp in
Commercial Production
 ▪ Boeing 777
 ▪ Boeing 747-8
 ▪ Boeing 737
 ▪ Boeing 787
 ▪ Airbus A320
 ▪ Airbus A380
 ▪ Airbus A350

Other Growth Programs
 ▪ A-10 re-wing
 ▪ F-35 (Joint Strike Fighter)
 ▪ Bell Helicopter
 – AH-1Z
 – Commercial
 ▪ Learjet 85

 ▪ Teamed with Lockheed Martin to
 develop an unmanned military
 version of the Kaman K-MAX
 commercial helicopter
 ▪ Lockheed Martin / Kaman team
 working under a $45.8 million
 contract for the evaluation of
 unmanned aircraft systems by the
 USMC
 ▪ Lockheed Martin awarded $47
 million Army contract for
 unmanned K-MAX development
Contract Award - Unmanned K-MAX®

New Program - Bell Helicopter AH-1Z
 ▪ Latest version of the AH-1 attack
 helicopter for the USMC
 ▪ Leverages capabilities of the
 Aerospace Group
 – New cabins will be
 manufactured in Jacksonville
 facility
 – Tooling will be designed and
 built by UK tooling division
 ▪ Initial period of performance
 runs through 2015
 ▪ Program value could exceed $60
 million

▪ LJ85 mid-size eight passenger
 business jet
▪ Kaman will manufacture:
 – Passenger door composite
 assembly
 – Stair assembly
 – Over wing emergency exit door
▪ First significant award from
 Bombardier for aerostructures
New Program - Learjet 85

UP
16%
$536 Million
at 7/01/11
$461 Million
at 7/02/10
Backlog Continues to Grow

INDUSTRIAL DISTRIBUTION
2010 Sales $832 Million

 ▪ Third largest industrial distribution firm serving $15 billion of the $23 billion power transmission / motion control market.

 ▪ 226 branches and 5 distribution centers
 ▪ Major product categories:
 – Bearings
 – Mechanical and electrical power transmission
 – Fluid Power
 – Motion control
 – Automation
 – Material handling
 ▪ Metrics:
 – $470,000 sales per employee (2010)
 – 2,000 employees (approximately one third outside sales)
 – 4.0 million SKUs
 – 50,000+ customers
Industrial Distribution Overview

Industrial Distribution
OBJECTIVE:
 ▪ $1.5 billion in sales - 7% operating profit margin by 2014
STRATEGY:
 ▪ SCALE/GROWTH - Broaden product offering organically and through acquisitions. Expand geographic footprint to enhance position in the national accounts market
 ▪ PRODUCTIVITY - Execute organizational realignment and implement multi-faceted technology investments
 ▪ PROFITABILITY - Recognize sales and cost synergies from the three acquisitions completed in 2010. Enhance margins through new higher margin product lines, a focus on pricing management and leverage increased purchasing scale

Executing Strategy and Building Network

 ▪ Strong organic growth
 – Q211 sales rose by 13.5% (8.6% organic) over the prior year period to a record $239 million
 – OEM markets continue strong growth
 – MRO markets are solid
 – Market strength across geographies, customers and end markets
 ▪ Acquisitions accelerating top line and building scale
 – Added geographic coverage, product line expansions, strong franchises
 – Acquisitions added $96.2 million in sales in 2010
 – Minarik and Allied acquisitions have been twice as accretive as expected
Growth is Well Rounded
Q211 Operating profit margin grew to 5.1%,
the ninth consecutive quarter of improvement

Organic
Acquisition
Industrial Distribution Sales Per Day

Industrial Distribution Opportunities
 ▪ Broaden product offering organically and through acquisition to win additional business from existing customers and gain market share
 ▪ Enhance margins through new higher margin product lines, a focus on pricing management and leverage from higher sales
 ▪ Recognize sales and cost synergies from the three acquisitions completed in 2010
 ▪ Expand geographic footprint through additional acquisitions to enhance Kaman’s position in the competition for national accounts
 ▪ Improve productivity through technology investments to enhance return on sales

 ▪ Full year 2011 Industrial Distribution’s sales to be approximately
 $930M to $960M, up 12.0% to 15.0%. Operating margins are
 projected to be between 4.7% and 4.9%
 ▪ Full year 2011 Aerospace sales to be approximately $550M to
 $565M, up 13.0% to 16.0%. Operating margins are estimated to be
 15.2% to 15.5%
 ▪ Net interest expense will be approximately $12.5M
 ▪ Corporate expenses are expected to be in the range of $43.0M to
 $44.0M for the full year (1)
 ▪ Free cash flow is expected to be $30.0M to $35.0M
  (1) Excluding $2.4 million pre-tax benefit recognized in Q111 relating to the death of a former executive
Outlook

Kaman Investment Merits
 ▪ A Leading Market Position in Both Business Segments
 ▪ Two Distinct Markets Balance Overall Company
 Performance
 ▪ Continued Focus on Profit Optimization, Increasing Cash
 Flows and Strengthening Competitive Position
 ▪ Strong Liquidity and Conservative Financial Profile
 ▪ Disciplined and Focused Acquisition Strategy
 ▪ New, experienced Management Team

FINANCIAL SUMMARY
37%
2010 Sales $1.32 Billion

Financial Highlights - Q2

(1)Adjusted - excludes $6.4 million goodwill impairment, $2.0 million aerospace contract settlement and
 $6.6 look-back interest benefit
Financial Highlights - Full Year 2010

(In Millions)	As of 7/1/2011	As of 12/31/10	As of 12/31/09
Cash and Cash Equivalents	$ 19.7	$ 32.2	$ 18.0
Notes Payable and Long-term Debt	$ 142.6	$ 148.4	$ 63.6
Shareholders’ Equity	$ 397.0	$ 362.7	$ 312.9
Debt as % of Total Capitalization	26.4%	29.0%	16.9%
Capital Expenditures	$ 12.51	$ 21.5	$ 13.6
Depreciation & Amortization	$ 10.81	$ 20.5	$ 16.1
1 For the six months ended 7/1/2011
Balance Sheet and Capital Factors

APPENDIX I

Source: Boeing and Airbus historical data and ISM
Aerospace Orders and Deliveries vs. ISM Index
Why Two Businesses? Diversifies Revenue
0
500
1,000
1,500
2,000
2,500
3,000
30.0
35.0
40.0
45.0
50.0
55.0
60.0
65.0
70.0
Boeing
Airbus
Boeing
Airbus
ISM index
Orders
Deliveries

Industrial Distribution Acquisitions
3 Acquisitions Completed in 2010:
 ▪ Minarik (April 30, 2010)
 – Only national distributor of motion control & automation products
 – 2009 sales: $84 million; Purchase price: $42.5 million
 – Expands geographic coverage in 3 of the top 15 markets where Kaman has not been well represented (e.g. San Jose, Cleveland, Chicago)
 – Diversifies traditional MRO customer base through primary OEM presence
 – Expands product offering; positions Kaman as a leader in motion control &
 automation
 ▪ Allied Bearings Supply (April 5, 2010)
 – Distributor of bearings, power transmission, material handling, and industrial supplies
 – 2009 sales: $22 million; Purchase price: $15 million
 – Expands Kaman’s coverage in Oklahoma, Arkansas and Texas
 – Adds volume in core product lines and provides access to chemical and petro-
 chemical industries and oil and gas industries
 ▪ Fawick de Mexico (February 26, 2010)
 – Mexico City based fluid power distributor with coverage throughout most of Mexico
 – 2009 sales: ~$4.0 million (USD); Purchase price: ~$5.0 million (USD)

Industrial Distribution Improving
Productivity Illustration
 ▪ Ft. Wayne Processing Center
 ▪ Processes accounts payable and accounts receivable transactions -
 more than 1.4 million documents annually
 ▪ Disburses more than $600 million annually
 ▪ Applies more than $700 million in cash collections annually
 ▪ From 2007 to 2010 utilizing process improvements and new
 technology improved productivity per employee 32% on a 19%
 reduction in headcount

Global Aerosystems
 ▪ Global Aerosystems acquisition (December 2010)
 – Strongly supports strategic initiative to grow design content for higher more protected margins (life of program vs. build to print)
 – Strong experienced base of 120 engineers
 – Key customer positions
 • Boeing, Kawasaki Heavy Industries, Mitsubishi Aircraft
 Corporation, Mitsubishi Heavy Industries, Bombardier, Aviation
 Partners Boeing and the Department of Defense
 – Already bidding on design and build packages
 – Positioned to benefit from activity at Boeing: 787 variants, 747-8, tanker, 737 re-engine

Market Leading Self Lube Airframe Bearing
Product Lines
 ▪ Content on virtually every aircraft manufactured today
 with a growing installed base
 ▪ Proprietary technology:

 – KAron® bearing liner system
 – KAflex® driveline couplings
 – Tufflex® machined driveline couplings
 ▪ 95% of sales are for custom engineered applications
 ▪ Operational excellence through lean manufacturing
 ▪ Industry leading lead times

Kamatics Lean Journey
 ▪ Bloomfield Kamatics facility has successfully
 implemented lean manufacturing processes
 ▪ Since introducing lean in 2000 Kamatics has:
 – Doubled sales
 – Increased return on identifiable assets by more than
 5,400 basis points
 – Kept headcount constant
 – Doubled sales per employee
 – Increased on-time deliveries to more than 90% from
 less than 50%
 – Developed industry leading lead-times of 4-8 weeks
 from 12-18 weeks

Learjet 85 Award
Stair Assembly - fitted to
PAX composite door
assembly along with door
opening mechanism
Over Wing Emergency
Exit Door

March 2010	Option 7 USG	$ 46 million
September 2010	Option 7 FMS	$ 36 million
November 2010	Commercial	$ 25 million
December 2010	Commercial	$ 19 million
March 2011	Option 8 USG	$ 24 million
April 2011	Option 8 USG	$ 20 million
May 2011	Option 8 FMS	$ 4 million
May 2011	Commercial	$ 3 million
TOTAL		$177 million
JPF Orders

Aerospace Awards
 ▪ UTC Supplier Gold at Kamatics
 ▪ Top 100 Supplier to Sikorsky
 – Kamatics
 – Aerostructures - Jacksonville
 ▪ Raytheon Missile Systems Four Star Supplier Award presented to
 Kaman Precision Products
 ▪ Aviation Week - Top Performing Companies
 – 2011 #8 (companies with revenue between $1-5 billion)
 – 2010 Five-Year Most Improved (companies with revenue between $1-5 billion)

Pension Plan Funded Status
▪ During 2010 Kaman took numerous actions to address the
 company’s unfunded pension liability including:
 – Executed comprehensive pension plan redesign
 – Successfully implemented Liability Driven Investment strategy
 – Made $25 million voluntary contribution in December 2010
 • Funded with convertible bond proceeds

APPENDIX II
Executive Compensation &
Corporate Governance

Executive Compensation Aligned with
Shareholder Interests
▪ Alignment with the market allows Company to attract and retain key talent
▪ Company and individual performance drive base salary, annual cash incentives and long-term incentives
▪ Total compensation only reaches the median of market when
 Company financial performance also is at the median of similar sized industrial companies
▪ The direct linkage to company financial performance serves shareholder interests
▪ SERP and Pensions benefit accruals ended in 2010
▪ Perquisites have been eliminated for executive officers (MERP, financial counseling, tax planning)

 ▪ Base Salary
 ▪ Long-Term Incentive

 ▪ Benefit Plans - Same plans as all other employees
 ▪ Car Allowance - Limited to executive officers and business unit heads
 ▪ Perquisites - Other executive perquisites eliminated
 ▪ Management Agreements - Limited to six key executives
 All compensation components compared to industrial surveys of similar sized companies every 2-3 years
 Total compensation is driven by company and individual performance
 75% of CEO’s compensation in 2010 was performance related
 Targeted at the median of
 industrial companies of similar size
Compensation Components

Performance-Driven Annual Cash Incentive
 ▪ Annual cash incentive driven by financial performance
 – Corporate - compared against the 5-year average of Russell 2000:
 • Return on Investment
 • EPS growth
 • EPS performance against plan
 • Individual Performance
 ▪ Business Units - compared against the 3-year moving average of past performance
 • Return on Investment
 • Growth in operating income
 • Additional annual objectives determined by business priorities
 Reviewed and approved by the Personnel and Compensation
 Committee of the Board of Directors

Corporate Governance
 ▪ Strong and Independent Board of Directors
 ▪ Nine members; eight are independent with no relationship to the
 Company other than Board service.
 ▪ Independent Lead Director in place since 2002
 ▪ Board has majority voting policy for director elections
 ▪ Directors have broad senior leadership qualifications:
 – Chief executive or chief financial officer roles
 – Industry experience includes aerospace, defense, engineering, distribution and financial services, both domestic and international

 ▪ Virtually all directors serve on the board of other public companies
 (generally not more than three)

Forward Looking Statement
This presentation contains forward-looking information relating to the Company's business and prospects, including the Aerospace and
Industrial Distribution businesses, operating cash flow, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations. Those uncertainties include, but are not limited to: 1) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; 2) political conditions in countries where the Company does or intends to do business; 3) standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; 4) satisfactory conclusion to government inquiries or investigations regarding government programs; 5) domestic and foreign economic and competitive conditions in markets served by the Company, particularly the defense, commercial aviation and industrial production markets; 6) risks associated with successful implementation and ramp up of significant new programs; 7) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; 8) management's success in increasing the volume of profitable work at the Wichita facility; 9) successful resale of the SH-2G(I)
aircraft, equipment and spare parts; 10) receipt and successful execution of production orders for the JPF U.S. government contract, including the exercise of all contract options and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; 11) satisfactory resolution of (i) the Company’s litigation relating to the FMU-143 program and (ii) the Wichita subpoena matter; 12) continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX® spare parts inventory; 13)
cost estimates associated with environmental remediation activities at the Bloomfield, Moosup and New Hartford, CT facilities and our U.K.
facilities; 14) profitable integration of acquired businesses into the Company's operations; 15) changes in supplier sales or vendor incentive policies; 16) the effects of price increases or decreases; 17) the effects of pension regulations, pension plan assumptions and future contributions; 18) future levels of indebtedness and capital expenditures; 19) continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; 20) the effects of currency exchange rates and foreign competition on future operations; 21) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; 22) future repurchases and/or issuances of common stock; and 23) other risks and uncertainties set forth in the Company's annual, quarterly and current reports, proxy statements and other filings with the SEC. Any forward-looking information provided in this presentation should be considered with these factors in mind. The Company assumes no obligation to update any forward-looking statements contained in this presentation.

Contact: Eric Remington
V.P., Investor Relations
(860) 243-6334
Eric.Remington@kaman.com